UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2015

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Acquisition of Cole Corporate Income Trust, Inc.

On January 29, 2015, Select Income REIT (“SIR”) completed its acquisition of Cole Corporate Income Trust, Inc., a Maryland corporation (“CCIT”), pursuant to the Agreement and Plan of Merger, dated as of August 30, 2014, as amended (the “Merger Agreement”), by and among SIR, SC Merger Sub LLC, a Maryland limited liability company and SIR’s wholly owned subsidiary (“SIR Merger Sub”), and CCIT. At the effective time on January 29, 2015 (the “Effective Time”), CCIT merged with and into SIR Merger Sub, and the separate corporate existence of CCIT ceased, with SIR Merger Sub surviving as SIR’s wholly owned subsidiary (the “Merger”).

In accordance with the terms of the Merger Agreement, CCIT stockholders had the right to elect, subject to proration and certain adjustments, prior to the election deadline, for each share of common stock, par value $.01 par value per share, of CCIT (“CCIT Common Stock”) they owned, either (i) $10.50 (the “Cash Consideration”) or (ii) 0.360 of a common share of beneficial interest, $.01 par value per share, of SIR (“SIR Common Share”) (the “Share Consideration” and, together with the Cash Consideration, the “Merger Consideration”).  The Cash Consideration and the Share Consideration are being allocated in accordance with the Merger Agreement so that the aggregate number of shares of CCIT Common Stock converted into the right to receive the Cash Consideration does not exceed 60% of the shares of CCIT Common Stock issued and outstanding immediately prior to the Effective Time. No fractional SIR Common Shares were issued in the Merger, and cash is being paid in lieu thereof. SIR issued approximately 28.4 million SIR Common Shares in connection with the Merger. The description of the Merger Agreement contained herein is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to SIR’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 2, 2014 and amendments thereto filed as Exhibits 99.3, 99.4 and 99.5 to SIR’s Registration Statement on Form S-4, as amended (Registration No. 333-199445), which are each incorporated by reference herein.

The approximate aggregate value of the Merger Consideration was approximately $3.0 billion, including the assumption of approximately $297.7 million of mortgage debt principal (of which approximately $30.0 million was assumed by Senior Housing Properties Trust (“SNH”) in the Healthcare Properties Sale (as defined below)) and excluding acquisition related costs.

SIR financed the Cash Consideration and the fees, expenses and costs incurred in connection with the Merger and the related transactions and repayment of CCIT’s revolving credit facility and term loan, using a combination of SIR’s available cash on hand, borrowings under SIR’s existing revolving credit facility, borrowings under a new credit facility for a $1.0 billion 364-day senior unsecured bridge loan (as further described below) and approximately $509.0 million in cash proceeds from the Healthcare Properties Sale (as defined below). In connection with the completion of the Merger, SIR entered into a bridge loan agreement with Citibank, N.A., as administrative agent, and a syndicate of other lenders (the “Loan Agreement”), pursuant to which SIR obtained a 364-day $1.0 billion bridge loan, which has a maturity date of January 28, 2016, bears interest at LIBOR plus 140 basis points (subject to adjustment based on changes to SIR’s credit ratings), and is prepayable in whole or part at any time. The Loan Agreement contains a number of covenants that restrict SIR’s ability to incur debt in excess of calculated amounts, restrict SIR’s ability to make distributions under certain circumstances and generally require SIR to maintain certain financial ratios. The Loan Agreement provides for acceleration of payment of all amounts due thereunder upon the occurrence and continuation of certain events of default, such as a change of control of SIR, which includes Reit Management & Research LLC (“RMR”) ceasing to act as SIR’s business manager and property manager. The description of the Loan Agreement contained herein is not complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Healthcare Properties Sale

Concurrently with the completion of the Merger and pursuant to the Purchase and Sale Agreement and Joint Escrow Instructions, dated as of August 30, 2014, by and between SIR Merger Sub and SNH (the “Healthcare Properties Purchase and Sale Agreement”), SIR Merger Sub sold to SNH the entities acquired in the Merger which own 23 healthcare properties for approximately $509.0 million in cash, plus the assumption of approximately $30.0 million of mortgage debt principal (the “Healthcare Properties Sale”). The foregoing description of the Healthcare Properties Purchase and Sale Agreement is not complete and is qualified in its entirety by reference to the full text of the Healthcare Properties Purchase and Sale Agreement, which was previously filed as Exhibit 2.2 to SIR’s Current Report on Form 8-K filed with the SEC on September 2, 2014 and is incorporated by reference herein.

2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 2.01 of this Current Report on Form 8-K with respect to the Loan Agreement is incorporated herein by reference.

8.01.  Other Events.

On January 29, 2015, SIR issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.4 to this report and is incorporated by reference herein.

Information Regarding Certain Relationships and Related Transactions

Relationships with RMR and SNH

RMR is a privately owned company that provides management services to public and private companies, including SIR and SNH. One of SIR’s Managing Trustees, Mr. Barry Portnoy, is chairman, majority owner and an employee of RMR and a managing trustee of SNH. SIR’s other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy and an owner, president, chief executive officer and a director of RMR and a managing trustee of SNH. Each of SIR’s executive officers is also an officer of RMR. One of SIR’s Independent Trustees also serves as an independent trustee of SNH. SIR’s other Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR or its affiliates provide management services. Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as SIR’s officers and officers of other companies to which RMR or its affiliates provide management services.

For further information about SIR’s relationships and transactions with RMR, SNH and the other entities to which RMR provides management services and other related person transactions, please see SIR’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “Annual Report”), SIR’s definitive proxy statement for SIR’s 2014 Annual Meeting of Shareholders dated April 7, 2014 (the “Proxy Statement”), SIR’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the “Quarterly Report”), SIR’s definitive joint proxy statement/prospectus with respect to the Merger dated December 23, 2014 (the “Joint Proxy Statement/Prospectus”) and SIR’s other filings with the SEC, including Note 9 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report, the section captioned “Related Person Transactions” and the information regarding SIR’s Trustees and executive officers in the Proxy Statement, Note 8 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Annual Report and the Joint Proxy Statement/Prospectus for a description of risks that may arise from these transactions and relationships. SIR’s filings with the SEC, including the Annual Report, the Proxy Statement, the Quarterly Report and the Joint Proxy Statement/Prospectus, are available at the SEC’s website at www.sec.gov. Copies of certain of SIR’s agreements with these related parties are publicly available as exhibits to SIR’s public filings with the SEC and accessible at the SEC’s website at www.sec.gov.

Other Relationships

Certain lenders under the Loan Agreement and their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking, advisory and other commercial dealings in the ordinary course of business with SIR. They have received, and may in the future receive, customary fees and commissions for these transactions. In particular, UBS Securities LLC, an affiliate of one such lender, served as SIR’s financial advisor in connection with the Merger and the Healthcare Properties Sale. Certain affiliates of lenders under the Loan Agreement are lenders under SIR’s revolving credit facility and term loan. Affiliates of certain lenders are also serving as underwriters in connection with SIR’s proposed public offering of senior notes, the net proceeds of which SIR expects to use, together with cash on hand, to repay borrowings under the Loan Agreement.

In addition, in the ordinary course of their business activities, certain lenders under the Loan Agreement and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of SIR or its affiliates. Certain of these lenders and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Item 9.01.  Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired

Audited consolidated financial statements of CCIT comprising consolidated balance sheets as of December 31, 2013 and 2012 and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2013, the notes related thereto, the Schedule of Real Estate and Accumulated Depreciation and the Report of the Independent Registered Public Accounting Firm, were filed with the SEC with SIR’s Current Report on Form 8-K filed on November 26, 2014 and are incorporated by reference herein.

Unaudited consolidated financial statements of CCIT comprising the consolidated balance sheet as of September 30, 2014, the consolidated statements of operations and comprehensive loss for the three and nine months ended September 30, 2014 and 2013, the consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2014 and the consolidated statements of cash flows for the nine months ended September 30, 2014 and 2013 and the notes related thereto were filed with the SEC with SIR’s Current Report on Form 8-K filed with the SEC on November 26, 2014 and are incorporated by reference herein.

(b)     Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial statements of SIR comprising the pro forma condensed consolidated balance sheet as of September 30, 2014, the pro forma condensed consolidated statements of income for the year ended December 31, 2013 and the nine months ended September 30, 2014 and the notes related thereto were filed with the SEC with SIR’s Current Report on Form 8-K on January 28, 2015 and are incorporated by reference herein.

(d)     Exhibits

2.1

Agreement and Plan of Merger, dated as of August 30, 2014, by and among Select Income REIT, SC Merger Sub LLC and Cole Corporate Income Trust, Inc. (incorporated by reference to Exhibit 2.1 to SIR’s Current Report on Form 8-K filed on September 2, 2014).

2.2

Purchase and Sale Agreement and Joint Escrow Instructions, dated as of August 30, 2014, by and between SC Merger Sub LLC, Senior Housing Properties Trust and, to evidence its agreement to be bound by the terms of Section 11.2, Select Income REIT (incorporated by reference to Exhibit 2.2 to SIR’s Current Report on Form 8-K filed on September 2, 2014).

10.1

Bridge Loan Agreement, dated as of January 29, 2015, by and among Select Income REIT, Citibank, N.A., as Administrative Agent, and each of the other financial institutions initially a signatory thereto, as Lenders.

99.1

Consent of Select Income REIT to Appointment of Brian S. Block as Executive Vice President, Chief Financial Officer and Treasurer of Cole Corporate Income Trust, Inc., dated September 11, 2014 (incorporated by reference to Exhibit 99.2 to Amendment No. 2 to SIR’s Registration Statement on Form S-4 (Registration No. 333-199445) filed December 12, 2014).

99.2

Consent of Select Income REIT to Appointment of Simon J. Misselbrook as Chief Financial Officer and Treasurer of Cole Corporate Income Trust, Inc., dated November 24, 2014 (incorporated by reference to Exhibit 99.4 to Amendment No. 2 to SIR’s Registration Statement on Form S-4 (Registration No. 333-199445) filed December 12, 2014).

99.3

Consent of Select Income REIT to Appointment of Mark G. Selman as Director, Chief Executive Officer and President of Cole Corporate Income Trust, Inc., dated December 18, 2014 (incorporated by reference to Exhibit 99.5 to Amendment No. 3 to SIR’s Registration Statement on Form S-4 (Registration No. 333-199445) filed December 19, 2014).

99.4	Press Release dated January 29, 2015.

99.5	Financial Statements of Business Acquired (incorporated by reference to SIR’s Current Report on Form 8-K filed November 26, 2014).

99.6	Pro Forma Financial Information (incorporate by reference to SIR’s Current Report on Form 8-K filed January 28, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

	By:	/s/ John C. Popeo
	Name:	John C. Popeo
	Title:	Treasurer and Chief Financial Officer

Date: January 29, 2015